UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT
DECEMBER 31, 2013

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

31	Olstein Strategic
Opportunities Fund

54	Combined Notes to
Financial Statements

65	Additional Information

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4	Letter to Shareholders

15	Expense Example

17	Schedule of Investments

24	Statement of Assets
and Liabilities

26	Statement of Operations

27	Statements of Changes
in Net Assets

28	Financial Highlights

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OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the year ended December 31, 2013, Class C shares of the Olstein All Cap Value Fund returned 36.41% compared to total returns of 32.39% and 33.55% for the S&P 500® Index and the Russell 3000® Index, respectively.  For the six-month reporting period ended December 31, 2013, Class C shares of the Olstein All Cap Value Fund increased 16.22% compared to total returns of 16.31% and 17.09% for the S&P 500® Index and Russell 3000® Index, respectively.

MARKET OUTLOOK

Despite lingering economic concerns and a partial government shutdown during the second half of the past year, U.S. equity markets performed extremely well with the benchmark S&P 500® Index providing a total return of 16.31%.  With the strong market run now close to five years (for the five years ended December 31, 2013, the S&P 500® Index has had an annualized return of 17.94% while Class C shares of the Olstein All Cap Value Fund have had an annualized total return of 19.09%), many market forecasters have been contemplating a market pullback in the near future.  Despite forecasts of the next downturn and some downside market volatility to start the year, we believe that our portfolio (which consists of what we believe are financially strong companies with stable and growing free cash flow) can weather short-term storms.

While many investors are nervous about equity markets or remain sidelined waiting for robust improvement of the economy, we believe the environment is still conducive to identifying equity investments whose value is unrecog-

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/2013, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 35.41%, 19.09%, and 5.44%, respectively.  Per the Fund’s prospectus dated 10/31/2013, the expense ratio for the Olstein All Cap Value Fund Class C was 2.31%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

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nized by the market, obscured by market uncertainty or overshadowed by temporary problems.  Against a slowly improving economic backdrop, we are finding viable investment opportunities by focusing on three primary, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow; and (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders.  As a result of prioritizing the aforementioned three financial characteristics, we believe the Fund’s portfolio consists of companies positioned to compete more advantageously when economic growth kicks into a higher gear.

OUR STRATEGY

From our perspective, Wall Street’s obsessive focus on short-term concerns has increased deviations between a company’s stock price and our estimate of a company’s intrinsic value.  Investors reacting to the daily noise and news continue to create favorable opportunities for the Fund to buy companies with solid balance sheets and business models that generate excess cash flow at what we believe are bargain prices.  Despite some short-term negativity, we will continue to seek and invest in companies that we believe have an ability to deliver long-term value to their shareholders that, in many cases, is not currently recognized by the market.  In 2014, we will continue to remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow.

In addition to our single-minded focus on a company’s ability to generate sustainable free cash flow, we believe the “Quality of Earnings” will become a more important issue as we move forward.  We define the “Quality of Earnings” as the reality of a company’s financial statements in portraying the true state of a company’s business.  By highlighting the quality of a company’s earnings, we seek to: (1) identify those companies that not only have focused their priorities during the economic recovery to remaining liquid but have also laid the groundwork to achieve a substantial strategic advantage for the anticipated acceleration of economic growth; and (2) assess the financial risk inherent in each investment opportunity before considering the potential for capital appreciation.

PORTFOLIO REVIEW

We continue to focus on how individual companies have adapted their expectations, strategic plans and operations to recent bumpy economic conditions and how they have managed their assets to deliver future earnings to investors.  Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations

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and deploys free cash flow to create shareholder value.  We believe companies with these characteristics are poised to eliminate the valuation gaps created by the recent events as the economic recovery eventually accelerates.

At December 31, 2013, the Olstein All Cap Value Fund portfolio consisted of 106 holdings with an average weighted market capitalization of $52.73 billion.  During the six-month reporting period, the Fund initiated positions in fourteen companies and strategically added to positions in eleven companies.  Over the same time period, the Fund eliminated its holdings in ten companies and strategically decreased its holdings in another twenty-five companies.  Positions initiated during the last six months include: ANN INC., Aon PLC, AT&T Inc., The Bank of New York Mellon Corporation, Comcast Corporation, Corning Incorporated, Dillard’s, Inc., Energizer Holdings, Inc., Intuitive Surgical, Inc., Marsh & McLennan Companies, Inc., Oracle Corporation, Parker-Hannifin Corporation, Sealed Air Corporation and URS Corporation.  Positions eliminated during the past quarter include: City National Corporation, Constellation Brands, Genuine Parts Company, Henry Schein, Inc., The J.M. Smucker Company, Korn/Ferry International, MasterCard, Inc., NCR Corporation, Thor Industries, Inc. and The Timken Company.

Our Leaders

The stocks which contributed positively to performance for the six-month reporting period include: Towers Watson & Co., Harman International Industries, Incorporated, FedEx Corp, Delta Airlines, Inc. and Legg Mason, Inc.

Towers Watson & Co. is a global human resources consulting firm well positioned to benefit from increased demand for its pension and healthcare consulting services.  The company’s talent management business is also poised for significant growth due to an improving economy and an increase in executive hiring.  Harman International Industries is a long-time holding that has performed extremely well over the course of the reporting period, mostly due to new product rollouts and accelerating auto sales.  Harman designs, manufactures and markets a wide range of audio and infotainment products for the automotive, consumer and professional markets.  FedEx, the world’s largest express transportation company, has rebounded strongly from the recession and has benefited from several trends including increased online shopping and continued growth in emerging markets.  Delta Airlines was added to the portfolio several years ago after a new management team led a radical shift in the way the company approaches its business.  Responding to a sharp drop in air travel combined with rising fuel prices the company’s new management has focused on paying down debt, selective expansion, a rational approach to managing capacity by route, and revenue/cost synergies.  Legg Mason is another long-time holding whose turnaround focused on realigned cost structure and focused marketing efforts has

OLSTEIN ALL CAP VALUE FUND

also benefited from improved investment performance over the past several years.  As of the close of the reporting period on December 31, 2013, the Fund continued to hold each of these companies in its portfolio.

Our Laggards

Laggards during the six-moth reporting period include: Fairway Group Holdings Corp., The Timken Company, Express, Inc., Quest Diagnostics Incorporated and Teradata Corporation.  As of the close of the reporting period, the Fund continued to hold Fairway Group, Express Inc., Quest Diagnostics and Teradata Corp.  Timken Co. was a long-time holding in the Fund’s portfolio that had experienced a strong run with its stock price reaching its highest level in decades.  We had pared our holdings in Timken as the price rose and finally liquidated our remaining holdings following a disappointing earnings announcement during the reporting period.

2014: EMPHASIZING THE QUALITY OF EARNINGS

On July 2, 2013, the Securities and Exchange Commission announced the creation of the Financial Reporting and Audit Task Force dedicated to detecting improper or fraudulent financial reporting.  By creating this task force, the SEC has highlighted the importance of reliable financial reporting practices and understanding the quality of a company’s earnings when making investment decisions.  In renewing its focus on fraud in financial reporting, the SEC’s Co-Director of the Division of Enforcement, Andrew Ceresney, explained at an American Law Institute event on September 19, 2013,

“Comprehensive, accurate and reliable financial reporting is the bedrock upon which our markets are based because false financial information saps investor confidence and erodes the integrity of the markets.  For our capital markets to thrive, investors must be able to receive an unvarnished assessment of a company’s financial condition.  Financial reports must provide transparency for investors, and must not obscure the truth, even if that truth is inconvenient.  The last decade is full of painful reminders of how important reliable information is to investors, to markets and to regulators.  And so, in a post-crisis world, the SEC must renew its focus on financial reporting and accounting so that investors and regulators receive the accurate information that sustains our markets.”1

____________

1
Andrew Ceresney, Co-Director of the Division of Enforcement: Remarks to American Law Institute Continuing Legal Education, Washington, D.C., September 19, 2013. Full text of Mr. Ceresney’s remarks are available at http://www.sec.gov/News/Speech/Detail/Speech/1370539845772#.UuKjImco6eE

OLSTEIN ALL CAP VALUE FUND

While these events may have gone unnoticed in most quarters, they caught our attention for several reasons.  Most importantly, since assessing the quality of a company’s earnings and making the necessary adjustments to reflect economic reality is the backbone of our company-specific research and analysis, we heartily welcome the SEC’s renewed attention on financial reporting as a way to boost investor confidence and integrity of financial markets.  We also applaud the timing of this renewed focus on accounting for two additional reasons: (1) as the Fed shifts monetary policy to wind down the days of “easy money,” investors must increase their focus on company-specific fundamentals and earnings quality; and (2) an extended market run such as we have experienced over the past five years calls for renewed vigilance in spotting creative accounting and short-term earnings management practices.  Creative accounting generally increases in extended bull markets to justify stretched and/or unrealistic valuations.  In addition, bull markets and extended valuations can give rise to less disclosure, especially when creative accounting is involved.  It is important to monitor a company’s disclosure practices and whether or not a company is providing enough information to evaluate a company’s financial affairs and accounting practices in order to properly value the company.  We firmly believe that there is a high correlation between non-disclosure and the desire to take investors eyes off questionable accounting.  The chairman of the new task force, David Woodcock, spoke directly to this second point during remarks at an American Institute of CPAs event in December 2013, by pointing out that “rising stock prices may be correlated with increased risk of financial reporting fraud…perhaps because incentives are higher.”  We have discussed such incentives for company managements to engage in earnings management in the past, including meeting analysts quarterly earnings forecasts, the desire to preserve financing alternatives, keeping stock options valuable and exercisable, and keeping shareholders happy through increasing stock prices.

The Financial Reporting and Audit Task Force will concentrate its efforts on early detection of fraud or improper accounting by concentrating on five accounting red flags (many of which we have discussed in past shareholder letters):  accounting revisions; book earnings vs. taxable income; off-balance-sheet transactions; non-GAAP measures; and material weaknesses and internal controls.  We find the attention on accounting revisions, instances where companies either make corrections to or restate previously issued financial reports, to be of particular interest since the number of companies with market capitalizations over $75 million restating their financials actually jumped from 153 in 2009 to 245 in 2012 according to Audit Analytics.

While many companies may make smaller, immaterial financial revisions, restatements are more critical to investors since they may substantially affect the ability to rely on previously reported numbers.  In 2012, according to

OLSTEIN ALL CAP VALUE FUND

Audit Analytics, 334 companies listed on the three major U.S. exchanges – NYSE AMEX Equities, NASDAQ and NYSE – restated their financials with 276 of these companies filing negative restatements with an aggregate negative impact on net income of -$2.8 trillion.  While the current data does not rise to the level of alarm or concern that rose out of the accounting scandals of the early 2000’s, we will continue to keep an eye on these important trends.  In this regard, we thought it would be helpful to revisit our methodology for assessing the quality of earnings.

ACCOUNTING ALERTS –
FACTORS THAT MAY AFFECT FUTURE CASH FLOW

We value companies based on their ability to generate free cash flow, and our approach requires that we not only develop a thorough understanding of how each company’s operations generate sustainable free cash flow but also requires that we answer a series of questions about the company’s business model, its strategy, its future prospects and its management (“know what you own”).  We develop a thorough understanding of each company via a bottom-up fundamental analysis of the financial statements.  We focus on the company’s balance sheet, income statement and cash flow statement by performing a forensic analysis of a company’s regulatory filings and other disclosures (including the 10K, 10Q, proxy filings, annual reports, public announcements and other filings).

At all times, the forensic analysis emphasizes the economic reality of the financial statements and disclosures (the “Quality of Earnings”) and we adjust the reported numbers where applicable to come up with our own numbers.  The objective of our fundamental analysis is to understand the company’s business model and how a company’s operations generate free cash flow.  We also want to determine the level of ongoing investment that is required to maintain or grow the company’s free cash flow and ultimately how much of the cash generated by a company’s operations will be returned to us as investors.  The objective of our forensic analysis is to determine if a company’s accounting policies and practices reflect economic reality; to identify and make accounting adjustments that eliminate management’s reporting bias and to identify positive or negative factors not generally recognized by the investing public that may affect future free cash flow.  We believe our approach provides us with the knowledge necessary to judge the likely success of a company’s strategy, the sustainability of its performance and the quality of its management team.  We also believe our process takes on added importance after the extended market run like we have experienced over the past five years.  Over many years of experience we have observed that as stock prices rise, creative accounting also rises.  In addition, it is necessary during a slow growth economic environment to assess management’s decisions which can enhance or harm a company’s long-term prospects.

OLSTEIN ALL CAP VALUE FUND

Although we use several valuation methods to determine a company’s private market value, they are all based on free cash flow.  For us, reliable valuations require a thorough understanding of a company’s accounting and reporting techniques as well as an assessment of the company’s quality of earnings.  In order to estimate sustainable free cash flow, the investment team undertakes an intensive, inferential analysis of the historical and current information contained in the company’s publicly disclosed financial statements and accompanying footnotes, shareholder reports and other required disclosures.  The goal is to assess a company’s quality of earnings and to alert us to positive or negative factors affecting a company’s future free cash flow that may not yet be recognized by the financial markets.  Properly assessing a company’s quality of earnings is important to our valuation methodology because: (1) it provides us with reliable estimates about future cash flow that are critical to projecting the future value of a company; (2) it provides valuable clues to  measure  the sensitivity of our valuations to projected and unexpected changes in future cash flow; and (3) it enhances our ability to detect early signs as to whether or not a company’s business policies and strategic direction are capable of achieving the financial objectives necessary to reach our calculated values.

A FORENSIC ANALYSIS OF FINANCIAL STATEMENTS

Outlined below is a sampling of the forensic analysis we undertake when assessing and analyzing a company’s quality of earnings.  The ultimate objective of our analysis is to determine the sustainability of a company’s free cash flow for valuation purposes.

1.
Using the company’s cash-flow statements, we begin by reconciling the difference between free cash flow and reported earnings under accrual accounting.  The smaller the difference between free cash flow and reported earnings, the higher the quality of earnings.

2.
Our next step is to look at a company’s footnote on taxes, which reconciles the differences between earnings reported to shareholders under accrual accounting and earnings reported to the IRS under the cash basis of accounting.  The lesser the difference, the higher the quality of earnings.

3.
We then analyze receivables and inventories to determine changes in each relative to changes in sales.  Inventories or receivables increasing faster than sales could be an early warning alert of a future slowdown.

4.
The company’s investment activities are also extremely important to us, and we compare depreciation provisions to capital expenditures when assessing sustainable free cash flow.  In addition, we analyze whether or not we believe that the company’s investment activities can provide the

OLSTEIN ALL CAP VALUE FUND

potential for future growth and thus create shareholder value. The effectiveness of a company’s investment activities is a valuable indicator of the quality of the management team.
5.
The next step in our quest to measure the quality of earnings is to look for non-recurring factors that have contributed to or reduced earnings.  We measure whether or not earnings have been helped or hindered by monitoring historical changes in reserve accounts or determining whether bad debt provisions are temporarily above or below normalized amounts.

6.
Balance sheet ratios, especially relating to debt and returns on equity, are carefully assessed to determine a company’s ability to withstand temporary problems or an economic downturn without adopting harmful short-term strategies.

7.
Another important factor that we consider is the repetitiveness of so-called non-recurring losses, which we believe represent corrections to historical financial statements and thus can throw past reported numbers into question.  The analysis of reliable past reported numbers provides valuable clues to estimating future numbers.

Despite an exhaustive inferential analysis of a company’s financial statements prior to making an investment, once in a while a company in our portfolio surprises us by engaging in questionable accounting practices.  However, it is our objective to keep these surprises to a minimum.  We continue to believe that paying attention to the quality of a company’s earnings as well as its disclosure practices (presenting the relevant information necessary for assessing value) is critical to lessening the probability of making serious investment errors.  Fundamental to the Olstein philosophy is that the number and size of your investment errors are the most important factors which determine long-term performance.

FINAL THOUGHTS

We believe that our investment approach, which attempts to avoid long-term impairment of capital while providing shareholders with the potential to realize long-term capital appreciation, is suited to all economic environments.  Although unfavorable macroeconomic conditions may cause short-term downward price movements, we believe that by focusing on understanding a business and its potential to generate future sustainable free cash flow (which ultimately determines value), we can achieve the Fund’s primary investment objective of long-term capital appreciation.  After identifying companies that meet well-defined investment criteria, the Fund seeks to take advantage of market volatility and downward price movements to buy such companies at

OLSTEIN ALL CAP VALUE FUND

advantageous prices that we believe will increase the probability of a successful investment.  In essence, our strategic moves during periods of downside market volatility (when most investors are running for cover) help to determine our future returns.  However, patience to ride out storms is a necessary characteristic of a successful value investor.

We value your trust and remind you that our money is invested alongside yours.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995.  (With dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	12/31/04	43,146
9/30/95	10,010	3/31/05	42,640
12/31/95	10,261	6/30/05	42,302
3/31/96	10,882	9/30/05	43,749
6/30/96	11,462	12/31/05	44,350
9/30/96	11,713	3/31/06	46,566
12/31/96	12,760	6/30/06	44,241
3/31/97	13,327	9/30/06	46,836
6/30/97	14,602	12/31/06	50,755
9/30/97	17,250	3/31/07	51,863
12/31/97	17,205	6/30/07	55,536
3/31/98	19,851	9/30/07	53,029
6/30/98	18,468	12/31/07	49,012
9/30/98	15,499	3/31/08	42,447
12/31/98	19,788	6/30/08	40,189
3/31/99	20,717	9/30/08	38,452
6/30/99	25,365	12/31/08	27,545
9/30/99	23,675	3/31/09	24,767
12/31/99	26,692	6/30/09	30,102
3/31/00	28,170	9/30/09	35,648
6/30/00	28,899	12/31/09	37,741
9/30/00	30,596	03/31/10	40,392
12/31/00	30,142	06/30/10	35,788
3/31/01	30,207	09/30/10	39,695
6/30/01	36,192	12/31/10	43,845
9/30/01	28,213	03/31/11	45,276
12/31/01	35,340	06/30/11	45,310
3/31/02	38,259	09/30/11	37,497
6/30/02	33,797	12/31/11	41,962
9/30/02	25,870	3/31/12	48,519
12/31/02	28,528	6/30/12	45,555
3/31/03	26,226	9/30/12	47,159
6/30/03	31,448	12/31/12	48,380
9/30/03	33,797	3/31/13	54,275
12/31/03	38,853	6/30/13	56,786
3/31/04	40,870	9/30/13	60,379
6/30/04	41,297	12/31/13	65,995
9/30/04	39,043

Details:
The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/2013, assuming reinvest-

OLSTEIN ALL CAP VALUE FUND

ment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 35.41%, 19.09%, and 5.44%, respectively.  Per the Fund’s prospectus dated 10/31/2013, the expense ratio for the Olstein All Cap Value Fund Class C was 2.31%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach.  However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated.  Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. equity market.  Investors cannot actually make investments in either index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. – Member FINRA

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of December 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 – December 31, 2013.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual
Class C	$1,000.00	$1,162.20	$12.32
Adviser Class	$1,000.00	$1,166.80	$7.76
Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.81	$11.47
Adviser Class	$1,000.00	$1,018.05	$7.22

*
Expenses are equal to the Fund’s annualized expense ratio of 2.26% and 1.42% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2013 (Unaudited)

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2013 (Unaudited)

COMMON STOCKS – 91.0%
AEROSPACE & DEFENSE – 0.9%	Shares	Value
United Technologies Corporation	54,000	$6,145,200

AIR FREIGHT & LOGISTICS – 0.4%
FedEx Corp.	19,000	2,731,630

AIRLINES – 2.2%
Alaska Air Group, Inc.	47,000	3,448,390
Delta Air Lines, Inc.	228,000	6,263,160
Spirit Airlines Inc. (a)	111,000	5,040,510
		14,752,060
AUTO COMPONENTS – 0.9%
Delphi Automotive PLC (b)	100,000	6,013,000

AUTO MANUFACTURERS – 0.9%
General Motors Company (a)	149,000	6,089,630

BEVERAGES – 2.4%
The Coca-Cola Company	99,000	4,089,690
Dr Pepper Snapple Group, Inc.	93,000	4,530,960
PepsiCo, Inc.	95,000	7,879,300
		16,499,950
BIOTECHNOLOGY – 1.1%
Charles River Laboratories International, Inc. (a)	135,000	7,160,400

CAPITAL MARKETS – 2.1%
The Charles Schwab Corporation	111,000	2,886,000
Legg Mason, Inc.	253,400	11,017,832
		13,903,832
CHEMICALS – 1.6%
E. I. du Pont de Nemours & Company	163,000	10,590,110

COMMERCIAL BANKS – 3.1%
The Bank of New York Mellon Corporation	105,000	3,668,700
BB&T Corporation	211,000	7,874,520
U.S. Bancorp	235,000	9,494,000
		21,037,220

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 91.0% – continued
COMMERCIAL SERVICES & SUPPLIES – 2.7%	Shares	Value
ABM Industries, Incorporated	230,000	$6,575,700
Avery Dennison Corporation	100,000	5,019,000
Towers Watson & Co. – Class A	52,000	6,635,720
		18,230,420
COMMUNICATIONS EQUIPMENT – 2.2%
Cisco Systems, Inc.	377,000	8,463,650
QUALCOMM, Inc.	90,000	6,682,500
		15,146,150

COMPUTERS & PERIPHERALS – 4.1%
Apple Inc.	15,000	8,416,650
Diebold, Incorporated	116,832	3,856,624
MICROS Systems, Inc. (a)	97,200	5,576,364
Teradata Corporation (a)	215,000	9,780,350
		27,629,988
CONSTRUCTION & ENGINEERING – 0.8%
URS Corporation	100,000	5,299,000

CONSUMER FINANCE – 1.8%
American Express Company	37,000	3,357,010
Equifax, Inc.	124,000	8,567,160
		11,924,170
CONTAINERS & PACKAGING – 1.2%
Sealed Air Corporation	123,000	4,188,150
Sonoco Products Company	97,000	4,046,840
		8,234,990
DIVERSIFIED FINANCIAL SERVICES – 1.5%
Franklin Resources, Inc.	177,000	10,218,210

E-COMMERCE – 1.4%
eBay Inc. (a)	167,000	9,166,630

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.7%
Agilent Technologies, Inc.	85,000	4,861,150
Allegion PLC (a) (b)	0	15
		4,861,165

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 91.0% – continued
ENERGY EQUIPMENT & SERVICES – 1.5%	Shares	Value
National Oilwell Varco Inc.	87,000	$6,919,110
Schlumberger Limited (b)	38,000	3,424,180
		10,343,290

FOOD PRODUCTS – 2.0%
Fairway Group Holdings Corp. (a)	322,000	5,834,640
Hormel Foods Corporation	74,000	3,342,580
Sysco Corporation	116,000	4,187,600
		13,364,820
HEALTH CARE EQUIPMENT & SUPPLIES – 7.5%
Baxter International Inc.	77,000	5,355,350
Becton, Dickinson and Company	65,000	7,181,850
CareFusion Corporation (a)	172,000	6,849,040
Covidien PLC (b)	94,500	6,435,450
DENTSPLY International Inc.	102,000	4,944,960
Intuitive Surgical, Inc. (a)	13,000	4,993,040
Stryker Corporation	108,000	8,115,120
Zimmer Holdings, Inc.	71,000	6,616,490
		50,491,300
HEALTH CARE PRODUCTS – 1.9%
C.R. Bard, Inc.	35,000	4,687,900
Johnson & Johnson	91,000	8,334,690
		13,022,590
HEALTH CARE PROVIDERS & SERVICES – 0.7%
Quest Diagnostics Incorporated	93,000	4,979,220

HOTELS & LEISURE – 1.2%
International Game Technology	458,200	8,320,912

HOUSEHOLD DURABLES – 3.2%
Energizer Holdings, Inc.	38,000	4,113,120
Ethan Allen Interiors Inc.	197,000	5,992,740
Harman International Industries, Incorporated	96,000	7,857,600
Newell Rubbermaid Inc.	110,000	3,565,100
		21,528,560

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 91.0% – continued
INDUSTRIAL CONGLOMERATES – 2.5%	Shares	Value
3M Co.	16,000	$2,244,000
General Electric Company	363,000	10,174,890
Teleflex Incorporated	51,000	4,786,860
		17,205,750
INSURANCE – 1.8%
Aon PLC (b)	60,000	5,033,400
The Chubb Corporation	36,000	3,478,680
Marsh & McLennan Companies, Inc.	70,000	3,385,200
		11,897,280
MACHINERY – 5.0%
Cummins Inc.	31,000	4,370,070
Deere & Company	90,000	8,219,700
Dover Corporation	29,900	2,886,546
Ingersoll-Rand PLC (b)	70,000	4,312,000
Parker-Hannifin Corporation	27,000	3,473,280
Regal-Beloit Corporation	73,000	5,381,560
Xylem Inc.	143,000	4,947,800
		33,590,956
MANAGEMENT CONSULTING SERVICES – 1.0%
ABB Limited – ADR (b)	256,000	6,799,360

MEDIA – 1.6%
Comcast Corporation – Class A	139,000	7,223,135
The Walt Disney Company	47,000	3,590,800
		10,813,935
MISCELLANEOUS MANUFACTURING – 1.6%
Pentair Ltd. (b)	45,000	3,495,150
Smith & Wesson Holding Corporation (a)	526,000	7,095,740
		10,590,890
MULTILINE RETAIL – 3.9%
Dillard’s, Inc. – Class A	85,000	8,262,850
Kohls Corporation	140,000	7,945,000
Macy’s, Inc.	188,000	10,039,200
		26,247,050

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 91.0% – continued
OIL & GAS – 1.5%	Shares	Value
Apache Corporation	53,000	$4,554,820
Exxon Mobil Corporation	56,000	5,667,200
		10,222,020
PHARMACEUTICALS – 1.8%
Abbott Laboratories	179,000	6,861,070
Zoetis Inc.	160,000	5,230,400
		12,091,470
REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.4%
Jones Lang LaSalle, Incorporated	95,000	9,727,050

RESTAURANTS – 0.5%
McDonald’s Corporation	38,000	3,687,140

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 5.0%
Analog Devices, Inc.	100,000	5,093,000
Entegris Inc. (a)	445,000	5,162,000
Intel Corporation	255,000	6,619,800
Microsemi Corporation (a)	181,000	4,515,950
Teradyne, Inc. (a)	435,000	7,664,700
Vishay Intertechnology, Inc. (a)	345,080	4,575,761
		33,631,211
SOFTWARE – 1.1%
Microsoft Corporation	90,000	3,368,700
Oracle Corporation	103,000	3,940,780
		7,309,480
SPECIALTY RETAIL – 8.6%
ANN INC. (a)	139,000	5,081,840
Bed Bath & Beyond, Inc. (a)	81,000	6,504,300
Big Lots, Inc. (a)	228,000	7,362,120
Express, Inc. (a)	350,000	6,534,500
Lowe’s Companies, Inc.	155,000	7,680,250
PetSmart, Inc.	72,000	5,238,000
Ross Stores, Inc.	74,000	5,544,820
Staples, Inc.	361,000	5,736,290
The TJX Companies, Inc.	38,000	2,421,740

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 91.0% – continued
SPECIALTY RETAIL – 8.6% – continued	Shares	Value
Vitamin Shoppe, Inc. (a)	121,000	$6,293,210
		58,397,070
TELECOMMUNICATIONS – 1.3%
AT&T Inc.	146,000	5,133,360
Corning Incorporated	202,000	3,599,640
		8,733,000
TEXTILES, APPAREL & LUXURY GOODS – 2.4%
Cintas Corporation	63,000	3,754,170
Coach, Inc.	159,000	8,924,670
VF Corporation	52,000	3,241,680
		15,920,520
TOTAL COMMON STOCKS (Cost $473,878,637)		614,548,629

SHORT-TERM INVESTMENTS – 8.5%
MONEY MARKET MUTUAL FUNDS (c) – 8.5%
Fidelity Institutional Money Market Portfolio – Class I, 0.03%	16,910,588	16,910,588
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.07%	40,679,599	40,679,599
TOTAL SHORT-TERM INVESTMENTS (Cost $57,590,187)		57,590,187

TOTAL INVESTMENTS – 99.5%
(Cost $531,468,824)		672,138,816
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		3,403,181
TOTAL NET ASSETS – 100.0%		$675,541,997

ADR American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2013 (Unaudited)

Assets:
Investments, at value (at cost $531,468,824)	$672,138,816
Receivable for securities sold	4,235,278
Receivable for capital shares sold	384,275
Dividends and interest receivable	850,041
Other assets	79,544
Total Assets	677,687,954

Liabilities:
Payable for capital shares redeemed	115,720
Payable to Investment Manager (See Note 5)	561,432
Distribution expense payable	1,203,775
Payable for shareholder servicing costs	103,296
Payable for administration fees	69,936
Payable for trustees’ fees and expenses	41,420
Accrued expenses and other liabilities	50,378
Total Liabilities	2,145,957
Net Assets	$675,541,997

Net Assets Consist of:
Capital stock	$623,952,622
Accumulated net investment loss	(4,439,903)
Accumulated net realized loss on investments sold	(84,640,714)
Net unrealized appreciation on investments	140,669,992
Total Net Assets	$675,541,997

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$588,393,365
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	31,101,181
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$18.92

ADVISER CLASS:
Net Assets	$87,148,632
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,018,343
Net asset value, offering and redemption price per share	$21.69

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Six Months Ended
December 31, 2013
(Unaudited)
Investment Income:
Dividend income	$4,418,201
Interest income	15,912
Total investment income	4,434,113

Expenses:
Investment management fees (See Note 5)	3,195,739
Distribution expense – Class C (See Note 6)	2,797,575
Distribution expense – Adviser Class (See Note 6)*	63,698
Shareholder servicing costs	279,864
Administration fees	202,176
Professional fees	97,252
Trustees’ fees and expenses	68,552
Accounting costs	59,379
Federal and state registration	33,162
Custody fees	27,942
Reports to shareholders	24,248
Other	40,976
Total expenses	6,890,563
Net investment loss	(2,456,450)

Realized and Unrealized Gain on Investments:
Realized gain on investments	56,425,041
Change in unrealized appreciation/depreciation on investments	41,443,633
Net realized and unrealized gain on investments	97,868,674
Net Increase in Net Assets Resulting from Operations	$95,412,224

*	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2013	Year Ended
	(Unaudited)	June 30, 2013
Operations:
Net investment loss	$(2,456,450)	$(3,208,934)
Net realized gain on investments	56,425,041	70,753,163
Change in unrealized appreciation/depreciation on investments	41,443,633	54,703,167
Net increase in net assets resulting from operations	95,412,224	122,247,396

Net decrease in net assets from
Fund share transactions (See Note 7)	(12,512,475)	(59,383,277)

Total Increase in Net Assets	82,899,749	62,864,119

Net Assets:
Beginning of period	592,642,248	529,778,129
End of period	$675,541,997	$592,642,248
Accumulated net investment loss	$(4,439,903)	$(1,983,453)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2013		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value –
Beginning of Period	$16.28		$13.06	$12.99	$10.26	$8.63	$11.57
Investment Operations:
Net investment loss(1)	(0.08)		(0.10)	(0.07)	(0.11)	(0.09)	(0.04)
Net realized and unrealized
gain (loss) on investments	2.72		3.32	0.14	2.84	1.72	(2.86)
Total from
investment operations	2.64		3.22	0.07	2.73	1.63	(2.90)
Distributions from net
realized gain on investments	—		—	—	—	—	(0.04)
Net Asset Value –
End of Period	$18.92		$16.28	$13.06	$12.99	$10.26	$8.63
Total Return++	16.22	%*	24.66%	0.54%	26.61%	18.89%	(25.10)%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.26	%**	2.30%	2.31%	2.29%	2.31%	2.33%
Net investment loss	(0.87	)%**	(0.67)%	(0.59)%	(0.87)%	(0.82)%	(0.41)%
Portfolio turnover rate(2)	18.94%		44.43%	38.96%	39.28%	47.90%	103.79%
Net assets at end of
period (000 omitted)	$588,393		$522,348	$470,528	$548,301	$488,580	$478,527

++	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2013		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value –
Beginning of Period	$18.59		$14.80	$14.61	$11.45	$9.56	$12.72
Investment Operations:
Net investment income (loss)(1)	(0.00	)(2)	0.01	0.02	(0.02)	(0.01)	0.03
Net realized and unrealized
gain (loss) on investments	3.10		3.78	0.17	3.18	1.90	(3.15)
Total from
investment operations	3.10		3.79	0.19	3.16	1.89	(3.12)
Distributions from net
realized gain on investments	—		—	—	—	—	(0.04)
Net Asset Value –
End of Period	$21.69		$18.59	$14.80	$14.61	$11.45	$9.56
Total Return	16.68	%*	25.61%	1.30%	27.60%	19.77%	(24.56)%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.42	%(4)**	1.55%	1.56%	1.54%	1.56%	1.58%
Net investment income (loss)	(0.03	)%**	0.08%	0.16%	(0.12)%	(0.07)%	0.34%
Portfolio turnover rate(3)	18.94%		44.43%	38.96%	39.28%	47.90%	103.79%
Net assets at end of
period (000 omitted)	$87,149		$70,294	$59,250	$65,043	$53,639	$59,559

*	Not annualized.
**	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Amount is less than ($0.005).
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013 and the 0.25% 12b-1 fee was discontinued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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OLSTEIN STRATEGIC
OPPORTUNITIES FUND

32	Letter to Shareholders

42	Expense Example

44	Schedule of Investments

48	Statement of Assets
and Liabilities

50	Statement of Operations

51	Statements of Changes
in Net Assets

52	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the year ended December 31, 2013, load-waived Class A shares of the Olstein Strategic Opportunities Fund had a total return of 42.56% compared to total returns of 36.80% and 32.39% for the Russell 2500® Index and the S&P 500® Index, respectively.  For the six-month reporting period ended December 31, 2013, load-waived Class A shares of the Olstein Strategic Opportunities Fund increased 19.99% compared to total returns of 18.53% for the Russell 2500® Index and 16.31% for the S&P 500® Index over the same time period.

MARKET OUTLOOK & STRATEGY

In 2013, the performance of small- and mid-capitalization companies outpaced the strong growth of larger companies with the benchmark Russell 2500® Index outperforming the S&P 500® Index by 2.22% during the calendar year.  Since the financial crisis and market lows of 2008 and early 2009, small- and mid-sized companies have rebounded strongly with the Russell 2500® Index providing an average annual return of 21.77% for the five years ended December 31, 2013 (load-waived Class A shares of the Olstein Strategic Opportunities Fund have had an average annual return of 24.98% over the same time period).

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Fund Class A return as of 12/31/2013 for the one-year period, five-year period, and since inception (11/1/2006), assuming deduction of the maximum Class A sales charge of 5.50% was 34.74%, 23.58% and 8.13%, respectively.  Per the Fund’s 10/31/2013 prospectus, the Fund’s Class A gross expense ratio was 1.76%, and the net expense ratio was 1.60% after the contractual expense waiver and/or reimbursement.  The contractual expense waiver shall remain in effect until at least October 28, 2014.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Following such a strong and sustained run for the equities of small- and mid-sized companies, we expect several factors to affect markets in the early part of 2014.  As the Fed tapers its extraordinary monetary stimulus program, we expect market volatility to increase in the near term.  As the recovery picks up steam, we also expect stronger economic data and improved company performance will highlight the strength of the U.S. economy.  As in the past, we believe a key beneficiary of the improved economy will be smaller companies whose revenues come mainly from the U.S. market.  According to data compiled by Bloomberg this past October, the average company in the Russell 2000 Index has a market capitalization of $972 million and relies on the U.S. economy for 84 percent of revenues.  In contrast, the average company in the Dow Jones Industrial Average has a market capitalization of $152 billion with 55 percent of revenues coming from the U.S. market.

We believe the market volatility that has characterized the start of 2014 provides an excellent opportunity to find viable investment opportunities in small- and mid-sized companies.  In our search for value, we continue to focus on three crucial, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow; and (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders.

PORTFOLIO AND PERFORMANCE REVIEW

At December 31, 2013, the Fund’s portfolio consisted of 51 holdings with an average weighted market capitalization of $3.38 billion.  Throughout the reporting period ended December 31, 2013, we continued to modify the portfolio in light of the volatility in the overall market.  By paying strict attention to our company valuations, we reduced or eliminated positions in which the discounts from our calculation of intrinsic value were no longer large enough to justify the size of our position.  At the same time, we increased or added new positions in what we believe to be well run, conservatively capitalized companies selling at a significant discount to our calculation of intrinsic value.

During the reporting period, the Fund initiated positions in nine companies and strategically added to established positions in another seventeen companies.  Positions initiated during the reporting period include: ANN INC., CECO Environmental Corp., Dillard’s Inc., Nutraceutical International Corporation, Potbelly Corporation,  Sealed  Air Corporation, Steelcase Inc., URS Corporation and Xylem Inc.  During the reporting period, the Fund eliminated its holdings in eight companies and strategically reduced its holdings in another four companies.  The Fund eliminated or reduced its holdings in companies that either reached our valuation levels, or where, in our opin-

OLSTEIN STRATEGIC OPPORTUNITIES FUND

ion, changing conditions or new information resulted in additional risk and/or reduced appreciation potential.  We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  During the quarter, the Fund eliminated its holdings in City National Corporation, Columbus McKinnon Corporation, Korn/Ferry International, Maidenform Brands, Inc., NCR Corporation, Schweitzer-Mauduit International, Inc., Thor Industries, Inc., and The Timken Company.

Our Leaders

Notable gainers in the Fund’s portfolio during the reporting period, include audio and electronic systems maker, Harman International Industries, Incorporated, investment management firms, Janus Capital Group Inc. and Legg Mason, Inc., and airline service providers Alaska Air Group, Inc. and Spirit Airlines Inc.  As of the close of the reporting period on December 31, 2013, the Fund continued to hold each of these companies in its portfolio.

Our Laggards

The biggest detractors from performance during the six-month reporting period include supermarket company, Fairway Group Holdings Corp., specialty eatery company, Potbelly Corporation, industrial goods company, The Timken Company, specialty apparel stores, Express, Inc. and semiconductor company, Vishay Intertechnology, Inc.  As of December 31, 2013, the Fund continued to hold Fairway Group Holdings Corp., Potbelly Corporation, Express, Inc. and Vishay Intertechnology, Inc.  The Timken Company was a longtime holding in the Fund’s portfolio that had experienced a strong run with its stock price reaching its highest level in decades.  We had pared our holdings in The Timken Company as the price rose and, finally, liquidated our remaining holdings following a disappointing earnings announcement during the reporting period.

REVIEW OF ACTIVIST HOLDINGS

As of December 31, 2013, the Fund was invested in six activist situations, which represented approximately 17% of the Fund’s equity investments, and three of its top ten holdings.  In general, these stocks fit our definition of an activist investment where an outside investor, usually a hedge fund, private equity investor, or Olstein Capital Management seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

The Fund’s activist holdings as of December 31, 2013, include application software company, Diebold, Incorporated, electronic equipment company, Harman International Industries, Incorporated, gaming company,

OLSTEIN STRATEGIC OPPORTUNITIES FUND

International Game Technology, money management firms, Janus Capital Group and Legg Mason Inc., and application software company, Micros Systems.  We continue to monitor the progress of the activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

With each of our activist situations, one of the most important variables we consider, especially during tough economic times, is “how long do we expect it to take for this company to improve its operations and results?”  Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time (two years or less), notwithstanding the economic environment.  Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value within two years, we are willing to wait beyond two years for operating results to start improving if we are being sufficiently rewarded for the risk, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

WHY WE DON’T TALK TO COMPANY MANAGEMENT

An integral part of most institutional investors’ investment analysis involves meeting with management in order to gain deeper insight into a company’s strategy and prospects.  Although we believe that an assessment of the capabilities of management is critical to assessing the value of a company, we do not rely on direct management contact to reach investment conclusions, and definitely not to assess downside risk.  A basic tenet of the Olstein philosophy is that error avoidance is a major determinant of long term returns rather than just focusing on the selection of stocks with the most upside potential.  Thus, before assessing the upside potential of any portfolio candidate, we attempt to analyze downside risk.  We find direct management contact to be an impediment to assessing downside risk because of built in biases.  We have yet to find a management who has warned us about insurmountable company problems that would cause their stock to decline.  Thus, unlike most investors, we steer clear of meeting personally with company managements for three essential reasons: to reduce the built in bias of management’s optimism looking through “rose colored glasses;” to eliminate being influenced by their optimism; and to avoid the short-term outlook that underscores most management guidance.  Although most investors, experienced and novice alike, utilize a combination of fear, hope, hunches and solid information to reach buy, sell and hold deci-

OLSTEIN STRATEGIC OPPORTUNITIES FUND

sions; certain factors may exert undue influence over these decisions.  A compelling narrative delivered by a charismatic CEO may overshadow financial data that could serve as an early warning sign of shifting fortunes or trouble ahead.  Favorable short-term results or earnings guidance delivered by an overly promotional management team may mask the unfavorable economic reality of the company’s underlying business.

Our ongoing search for value focuses on identifying significant deviations between the current price of a stock and our estimate of intrinsic value.  For most value investors, the primary challenge of investment analysis is to fully understand the issues that have created the discount, whether those issues are temporary or chronic in nature, and what circumstances or events are likely to close the gap between the company’s current stock price and its intrinsic value.  Understanding the causes of the discount helps us separate companies with serious structural, financial or secular problems from those that are simply not performing to their full potential.

When evaluating the discount, we first look for specific financial, competitive and structural characteristics that signal that a company’s problems are temporary and that the company is well positioned to create shareholder value.  In addition to the underlying competitiveness of the company’s core business and nature of its problems, our analysis also focuses on the quality of a company’s management (especially in companies where there is a significant gap between a company’s stock price and our estimate of intrinsic value).  We believe it is essential to assess the decision-making skills and leadership of a company’s management team.  We believe that should be done via an inferential analysis of the financial statements rather than management interview.

How We Evaluate Company Management

We believe that an accurate assessment of management’s capabilities (which includes their role in contributing to past problems as well as the strategic alternatives adopted to deliver future shareholder value) should rely less on what management says and focus instead on what company’s management has done and continues to do.  One of the fundamental tenets of our investment philosophy is that a forensic analysis of a company’s financial statements, regulatory filings and accompanying footnotes reveals the quality of a company’s earnings, the success of its strategy, the sustainability of its performance and the impact of management decisions on future free cash flow.  When assessing management, we pay particular attention to the economic reality of the company’s financial statements and related footnotes, the conservatism of its balance sheet and the quality and consistency of its disclosure practices.  We also evaluate management by analyzing the consistency and integrity of its shareholder communications and presentations over many years.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

We believe that a forensic analysis of company balance sheets, income statements, and other regulatory filings is more useful to an investor than management forecasts or earnings guidance.  In reporting GAAP-based earnings, companies have wide discretion, which includes making numerous assumptions about the future.  Because management has a vested interest in putting its best foot forward, the numbers produced under GAAP or even so called “adjusted earnings” often leave room for unrealistic assumptions and misleading numbers.  Many companies use financial accounting and reporting practices to present themselves in the most favorable light, meaning that they engage in some type of earnings management or make assumptions that may prove to be unrealistic.  As we perform our analysis of financial statements for the purposes of valuing a company, we assess the quality of a company’s earnings and make adjustments to reported earnings in order to eliminate what we believe are management biases or unrealistic assumptions.  In order to value a company properly, we have to estimate a company’s ability to generate “normalized” future free cash flow.  We believe it is essential to first make adjustments to the reported numbers when we believe unrealistic assumptions are distorting historical performance before attempting to estimate normalized future free cash flow.  Accurate past results are a key component when attempting to estimate the future.

In addition to conducting an in-depth analysis of financial statements and footnotes, our process also “looks behind the numbers” through a careful and, at times, skeptical reading of past and current company communications, press releases and shareholder letters looking for inconsistencies or lack of continuity.  These communications contain valuable information, some of which we discern and interpret by “reading between the lines.”  Shareholder letters, in particular, usually discuss the company’s recent performance, its future prospects and may provide a more detailed discussion of the strategy that management believes is the right course for the company to follow.  In addition, every company either has problems or concerns and we look for a balanced discussion, not just promotional optimism.  A careful reading of the company’s language enables us to determine whether management understands the importance of financial strength, cash flow, working capital controls and the company’s position within its industry.  A good shareholder letter, in our opinion, describes how the company’s strategic planning process anticipates, plans for, handles and implements change and provides insight into the quality of management and their enthusiasm for creating meaningful shareholder value over time.

Whether we are grading the performance of an existing company in our portfolio or monitoring a company we have been following as a potential investment, we read company communications for “heat”, looking for trigger words

OLSTEIN STRATEGIC OPPORTUNITIES FUND

that, in our experience may signal a noteworthy change likely to affect the company’s future value.  While examining shareholder letters, in particular, we look for a degree of consistency with prior communications; a realistic discussion of the objectives and expectations for company performance which should include a discussion of shareholder-focused benchmarks management uses to judge its performance and, finally, look for a balanced discussion of company concerns and/or problems to overcome.

A series of thoughtful, honest, credible letters alone doesn’t lead to an investment or stock purchase.  Rather, it sparks further research and analysis focused on the company’s most recent performance as well as projections for future performance, and why management believes the company can achieve those projections.  As investors who are doggedly focused on free cash flow, we read company communications looking to answer two key questions: (1) what positive or negative factors arose during the reporting period that may affect future free cash flow; and (2) is management deploying the company’s free cash flow in ways that will benefit long-term shareholders?  We also look for clear evidence that key elements of our investment thesis have progressed as we expected during the reporting period.  Absent such progress, we expect management to address the problems or issues that affected the company’s performance and articulate strategic alternatives to overcome the problems using investment metrics that form the foundation of our thesis.

When We Talk to Management –
Olstein as an Activist Investor

While activist investors pursue a number of strategies to influence corporate managements, the media, in general, tends to provide greater coverage of those activists that pursue a confrontational or hostile approach when communicating with a company’s management or board of directors.  Headlines are virtually guaranteed through aggressive confrontations, publicity campaigns, provocative shareholder resolutions or drawn-out proxy battles.  Other activists however (including Olstein Capital Management), shun a hard-edged, confrontational approach to pursue “behind-the-scenes” communications that underscores the perspective of shareholders with capital at risk.

In the Olstein Strategic Opportunities Fund, we opportunistically engage as an activist investor in situations where we believe such an approach is likely to add value to the investment process.  When engaging as an activist, we emphasize investments in small and mid-sized companies where it is possible to make significant investments in individual companies and, therefore, increase the likelihood that management would act upon our strategic recommendations.  The majority of the holdings in our Fund initially focuses on “deep value” situations where we believe the market price of a stock does not

OLSTEIN STRATEGIC OPPORTUNITIES FUND

reflect the company’s intrinsic value due to temporary problems or where we have determined that there is a temporary but identifiable impediment to the recognition of private market value.

In such situations, we usually approach company management in a cooperative vein offering strategic advice rooted in our intensive analysis of the company.  Our forensic analysis not only allows us to identify  important data inputs for our valuation models, it also provides keen insight into factors that may be indicative of future earnings changes, the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow.  We share these insights and recommendations, when applicable, with company management.  From our perspective, most successful operating turnarounds require a significant strategic repositioning, a redefining of business boundaries or new business unit strategies that respond more directly to customer needs.  Desired outcomes of our activist approach may include (but are not limited to) a strategic shift from a capital-intensive growth strategy to enhanced revenue management strategies, the liquidation of non-core assets, changes to payout policy, a new or changed management team with improved operating and/or financial management skills and greater operating efficiencies to improve sustainable free cash flow.

From our past experience, we have found that our cooperative, non-confrontational approach is often well received by a company management who is open to our insights and a constructive engagement that focuses on improving free cash flow.  In such cases, usually the current CEO and senior management team already grasp the significance of the changes needed to stem the company’s decline and reverse its fortunes or, in certain instances, to reignite growth.  We value a corporate leader who thoughtfully analyzes the situation, understands the company’s strengths and weaknesses, and takes the time to pursue a strategy that addresses the company’s most pressing problems which focuses on increasing shareholder value.

From time to time, we also encounter management teams that cannot acknowledge their inability to keep pace with market trends.  Compounding this management weakness is constant pressure from Wall Street to maintain and grow revenues, even if the unrelenting pursuit of growth proves to be a profitless course of action.  Managements that are inconsistent, unwilling to judge their performance against previously stated objectives and too focused on temporary fixes cannot serve as catalysts for unlocking a company’s unrealized value.  In many cases, a management team that lacks the expertise needed to succeed in the company’s market or a management team that lacks the appropriate emphasis on returns on invested capital can be improved by hiring new team members with the required skills and experience.  In other cases, management teams that consistently exhibit poor decision-making and

OLSTEIN STRATEGIC OPPORTUNITIES FUND

questionable leadership skills may need to be replaced in their entirety.  At any point in time, if we determine that the existing management is continuing on the wrong course and is not likely to be replaced, our course of action is to sell the stock rather than get into a protracted battle.

FINAL THOUGHTS

As investors, we remind you that our challenge is to develop a thorough understanding of how a company’s operations can generate sustainable free cash flow over a complete business cycle – during growing, stagnant or deteriorating economic conditions.  We believe it is also important to understand the role company management plays regarding the prospects for each of the companies in our portfolio.  We spend a great deal of time understanding and forecasting how management’s decisions are likely to affect a company’s future free cash flow and ultimately the value of the business but rely on an inferential analysis of financial statements to reach our conclusions rather than personally visiting or talking to management.  As 2014 unfolds, we believe those companies with strong management teams and a proven track record of creating shareholder value over time will have a substantial strategic advantage as economic growth accelerates.

Since we launched the Olstein Strategic Opportunities Fund more than seven years ago, we have identified many small- to mid-sized companies that have successfully navigated the turbulent waters of recession and recovery to adapt, invest, grow and restructure for the future.  We have vacated or lowered our positions in companies which have either reached full value, have appreciated to prices at which discounts have been reduced or are companies in which we have lost faith in their future direction or management.  As we wait for equity markets to regain a balanced perspective and once again focus on company fundamentals, we remind you that, as always, patience provides generous opportunities for the diligent investor.  We intend to stay the course since we are invested in companies that, in our opinion, have the financial strength to ride out current market jitters while offering favorable long-term business prospects.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Manager
and Co-Portfolio Manager

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change.  Do not make investments based on the securities referenced.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information.  The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set.  The Russell 2500® Index includes the smallest 2500 securities in the Russell 3000® Index.  The Russell 2500® Index is not an investment product available for purchase.  The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.

Not FDIC-insured / Not bank-guaranteed / May lose value

Distributed by Olstein Capital Management, L.P.  Member FINRA

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Expense Example as of December 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 – December 31, 2013.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual
Class A	$1,000.00	$1,199.90	$8.87
Class C	$1,000.00	$1,195.00	$13.00
Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.14	$8.13
Class C	$1,000.00	$1,013.36	$11.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365.

Allocation of Portfolio Assets as a percentage of investments
December 31, 2013 (Unaudited)

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2013 (Unaudited)

COMMON STOCKS – 90.6%
AIRLINES – 3.4%	Shares	Value
Alaska Air Group, Inc.	16,000	$1,173,920
Spirit Airlines Inc. (a)	44,000	1,998,040
		3,171,960
AUTO COMPONENTS – 2.1%
Dorman Products, Inc. (a)	15,000	841,050
Miller Industries, Inc.	60,000	1,117,800
		1,958,850
BIOTECHNOLOGY – 2.0%
Charles River Laboratories International, Inc. (a)	34,000	1,803,360

CAPITAL MARKETS – 5.7%
Janus Capital Group Inc.	161,000	1,991,570
Legg Mason, Inc.	74,000	3,217,520
		5,209,090
CHEMICALS – 1.4%
Sensient Technologies Corporation	26,000	1,261,520

COMMERCIAL SERVICES & SUPPLIES – 4.9%
ABM Industries, Incorporated	45,100	1,289,409
Avery Dennison Corporation	17,000	853,230
Steelcase Inc. – Class A	45,000	713,700
Team, Inc. (a)	38,000	1,608,920
		4,465,259
COMPUTERS & PERIPHERALS – 3.7%
Diebold, Incorporated	43,000	1,419,430
MICROS Systems, Inc. (a)	33,800	1,939,106
		3,358,536
CONSTRUCTION & ENGINEERING – 4.5%
Aegion Corp. (a)	72,000	1,576,080
URS Corporation	49,000	2,596,510
		4,172,590

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 90.6% – continued
CONSUMER SERVICES – 0.7%	Shares	Value
Hillenbrand, Inc.	23,000	$676,660

CONTAINERS & PACKAGING – 1.1%
Sealed Air Corporation	31,000	1,055,550

ELECTRONIC COMPONENTS – 1.6%
AVX Corporation	44,000	612,920
Littelfuse, Inc.	9,000	836,370
		1,449,290
ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.8%
Measurement Specialties, Inc. (a)	12,000	728,280

ENVIRONMENTAL CONTROL – 0.5%
CECO Environmental Corp.	30,000	485,100

FOOD PRODUCTS – 2.5%
Fairway Group Holdings Corp. (a)	125,000	2,265,000

HEALTH CARE EQUIPMENT & SUPPLIES – 2.6%
CareFusion Corporation (a)	47,000	1,871,540
DENTSPLY International Inc.	11,000	533,280
		2,404,820
HOTELS & LEISURE – 2.8%
International Game Technology	144,000	2,615,040

HOUSEHOLD DURABLES – 5.1%
Ethan Allen Interiors Inc.	66,000	2,007,720
Harman International Industries, Incorporated	33,000	2,701,050
		4,708,770
INDUSTRIAL CONGLOMERATES – 2.8%
Standex International Corporation	14,000	880,320
Teleflex Incorporated	18,000	1,689,480
		2,569,800
MACHINERY – 2.9%
Regal-Beloit Corporation	18,000	1,326,960
Xylem Inc.	40,000	1,384,000
		2,710,960

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 90.6% – continued
MISCELLANEOUS MANUFACTURING – 3.1%	Shares	Value
Smith & Wesson Holding Corporation (a)	210,000	$2,832,900

MULTILINE RETAIL – 6.0%
Dillard’s, Inc. – Class A	29,000	2,819,090
Macy’s, Inc.	50,000	2,670,000
		5,489,090
PHARMACEUTICALS – 0.1%
Nutraceutical International Corporation (a)	2,100	56,238

PROFESSIONAL SERVICES – 1.8%
Mistras Group, Inc. (a)	80,000	1,670,400

REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.6%
Jones Lang LaSalle, Incorporated	32,000	3,276,480

RECREATIONAL VEHICLES – 1.4%
Arctic Cat Inc.	23,000	1,310,540

RESTAURANTS – 2.0%
Potbelly Corporation (a)	77,000	1,869,560

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 8.3%
Entegris Inc. (a)	228,000	2,644,800
Microsemi Corporation (a)	77,000	1,921,150
Teradyne, Inc. (a)	92,000	1,621,040
Vishay Intertechnology, Inc. (a)	112,020	1,485,385
		7,672,375
SPECIALTY RETAIL – 11.1%
ANN INC. (a)	50,000	1,828,000
Big Lots, Inc. (a)	90,000	2,906,100
Express, Inc. (a)	110,000	2,053,700
The Finish Line, Inc. – Class A	40,000	1,126,800
Vitamin Shoppe, Inc. (a)	44,000	2,288,440
		10,203,040
TEXTILES, APPAREL & LUXURY GOODS – 2.1%
Culp, Inc.	60,000	1,227,000

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 90.6% – continued
TEXTILES, APPAREL & LUXURY GOODS – 2.1% – continued	Shares	Value
Rocky Brands, Inc.	46,000	$670,220
		1,897,220
TOTAL COMMON STOCKS (Cost $65,363,021)		83,348,278

SHORT-TERM INVESTMENT – 8.5%
MONEY MARKET MUTUAL FUND (b) – 8.5%
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.07%	7,787,334	7,787,334
TOTAL SHORT-TERM INVESTMENT (Cost $7,787,334)		7,787,334

TOTAL INVESTMENTS – 99.1%
(Cost $73,150,355)		91,135,612
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		788,976
TOTAL NET ASSETS – 100.0%		$91,924,588

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2013 (Unaudited)

Assets:
Investments, at value (at cost $73,150,355)	$91,135,612
Cash	275,709
Receivable for capital shares sold	715,396
Dividends and interest receivable	58,103
Other assets	26,932
Total Assets	92,211,752

Liabilities:
Payable for securities purchased	39,670
Payable for capital shares redeemed	85,402
Payable to Investment Manager (See Note 5)	62,776
Distribution expense payable	61,263
Payable for shareholder servicing costs	11,000
Payable for administration fees	9,738
Payable for accounting fees	4,694
Payable for trustees’ fees and expenses	3,615
Accrued expenses and other liabilities	9,006
Total Liabilities	287,164
Net Assets	$91,924,588

Net Assets Consist of:
Capital stock	$72,684,132
Accumulated net investment loss	(330,464)
Accumulated net realized gain on investments sold	1,585,663
Net unrealized appreciation on investments	17,985,257
Total Net Assets	$91,924,588

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$71,053,694
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,077,361
Net asset value, offering and redemption price per share	$17.43
Maximum offering price per share	$18.44

CLASS C:
Net Assets	$20,870,894
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,262,653
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$16.53

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2013
(Unaudited)
Investment Income:
Dividend income	$317,171
Interest income	1,212
Total investment income	318,383

Expenses:
Investment management fees (See Note 5)	354,423
Distribution expense – Class A (See Note 6)	67,938
Distribution expense – Class C (See Note 6)	82,672
Shareholder servicing costs	35,502
Administration fees	25,447
Federal and state registration	18,754
Professional fees	16,610
Accounting costs	14,418
Trustees’ fees and expenses	7,132
Custody fees	4,578
Reports to shareholders	2,563
Other	2,830
Total expenses	632,867
Expense reimbursement by Investment Manager (See Note 5)	(3,787)
Net expenses	629,080
Net investment loss	(310,697)

Realized and Unrealized Gain on Investments:
Realized gain on investments	4,617,920
Change in unrealized appreciation/depreciation on investments	8,178,973
Net realized and unrealized gain on investments	12,796,893
Net Increase in Net Assets Resulting from Operations	$12,486,196

The accompanying notes are an integral part of these financial statements
.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2013	Year Ended
	(Unaudited)	June 30, 2013
Operations:
Net investment loss	$(310,697)	$(321,130)
Net realized gain on investments	4,617,920	2,374,765
Change in unrealized appreciation/depreciation on investments	8,178,973	8,428,587
Net increase in net assets resulting from operations	12,486,196	10,482,222

Distributions to Class A Shareholders
from Net Realized Gains	(3,302,408)	—
Distributions to Class C Shareholders
from Net Realized Gains	(1,100,507)	—

Net increase in net assets from
Fund share transactions (See Note 7)	28,397,349	18,032,544

Total Increase in Net Assets	36,480,630	28,514,766

Net Assets:
Beginning of period	55,443,958	26,929,192
End of period	$91,924,588	$55,443,958
Accumulated net investment loss	$(330,464)	$(19,767)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2013		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value –
Beginning of Period	$15.35		$11.60	$11.79	$8.57	$7.08	$8.32
Investment Operations:
Net investment loss(1)	(0.06)		(0.09)	(0.07)	(0.10)	(0.06)	(0.05)
Net realized and unrealized
gain (loss) on investments	3.09		3.84	(0.12)	3.32	1.55	(1.19)
Total from
investment operations	3.03		3.75	(0.19)	3.22	1.49	(1.24)
Distributions from net
realized loss on investments	(0.95)		—	—	—	—	—
Net Asset Value –
End of Period	$17.43		$15.35	$11.60	$11.79	$8.57	$7.08
Total Return++	19.99	%*	32.33%	(1.61)%	37.57%	21.05%	(14.90)%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	1.61	%**	1.76%	1.98%	2.06%	2.31%	2.60%
After expense waiver and/or reimbursement	1.60	%**	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(0.71	)%**	(0.80)%	(1.02)%	(1.37)%	(1.37)%	(1.69)%
After expense waiver and/or reimbursement	(0.70	)%**	(0.64)%	(0.64)%	(0.91)%	(0.66)%	(0.69)%
Portfolio turnover rate(2)	19.72%		39.95%	47.53%	61.37%	69.78%	107.54%
Net assets at end of
period (000 omitted)	$71,054		$42,158	$17,936	$13,604	$7,112	$5,190

++	Total returns do not reflect any sales charge for Class A Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2013		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value –
Beginning of Period	$14.66		$11.16	$11.43	$8.37	$6.96	$8.25
Investment Operations:
Net investment loss(1)	(0.12)		(0.18)	(0.15)	(0.17)	(0.12)	(0.10)
Net realized and unrealized
gain (loss) on investments	2.94		3.68	(0.12)	3.23	1.53	(1.19)
Total from
investment operations	2.82		3.50	(0.27)	3.06	1.41	(1.29)
Distributions from net realized
loss on investments	(0.95)		—	—	—	—	—
Net Asset Value –
End of Period	$16.53		$14.66	$11.16	$11.43	$8.37	$6.96
Total Return++	19.50	%*	31.36%	(2.36)%	36.56%	20.26%	(15.64)%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.36	%**	2.51%	2.73%	2.81%	3.06%	3.35%
After expense waiver and/or reimbursement	2.35	%**	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(1.46	)%**	(1.55)%	(1.77)%	(2.12)%	(2.12)%	(2.44)%
After expense waiver and/or reimbursement	(1.45	)%**	(1.39)%	(1.39)%	(1.66)%	(1.41)%	(1.44)%
Portfolio turnover rate(2)	19.72%		39.95%	47.53%	61.37%	69.78%	107.54%
Net assets at end of
period (000 omitted)	$20,871		$13,286	$8,993	$9,493	$7,042	$5,945

++	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements  (Unaudited)

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and were subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6 through October 30, 2013. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on a national securities exchange or reported on the NASDAQ NMS and Small Cap exchanges, are valued at their fair value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$184,110,557	$—	$—	$184,110,557
Industrials	123,701,342	—	—	123,701,342
Information Technology	92,735,218	—	—	92,735,218
Health Care	80,440,370	—	—	80,440,370
Financials	70,140,602	—	—	70,140,602
Consumer Staples	24,030,130	—	—	24,030,130
Energy	20,565,310	—	—	20,565,310
Materials	18,825,100	—	—	18,825,100
Total Equity	614,548,629	—	—	614,548,629
Short-Term Investments	57,590,187	—	—	57,590,187
Total Investments in Securities	$672,138,816	$—	$—	$672,138,816

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Consumer Discretionary	$33,050,008	$—	$—	$33,050,008
Industrials	23,324,164	—	—	23,324,164
Information Technology	10,273,806	—	—	10,273,806
Financials	8,485,570	—	—	8,485,570
Health Care	5,897,660	—	—	5,897,660
Materials	2,317,070	—	—	2,317,070
Total Equity	83,348,278	—	—	83,348,278
Short-Term Investment	7,787,334	—	—	7,787,334
Total Investments in Securities	$91,135,612	$—	$—	$91,135,612

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’  policy to recognize transfers at the end of the reporting period.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after December 31, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

THE OLSTEIN FUNDS

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

3	Purchases and Sales of Investment Securities During the six months ended December 31, 2013, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$111,106,928	$165,421,878
Strategic Fund	$30,336,598	$13,202,587

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

THE OLSTEIN FUNDS

4	Tax Information At June 30, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$494,171,237	$45,610,290
Gross unrealized appreciation	$104,776,055	$10,593,947
Gross unrealized depreciation	(5,549,696)	(960,004)
Net unrealized appreciation	$99,226,359	$9,633,943
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	1,542,999
Total distributable earnings	—	1,542,999
Other accumulated losses	$(143,049,208)	$(19,767)
Total accumulated gains (losses)	$(43,822,849)	$11,157,175

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.
At June 30, 2013, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Fund
Expiring in 2018	$141,065,755	$—

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended June 30, 2013, the All Cap Value Fund and Strategic Opportunities Fund utilized capital loss carryforwards of $70,730,251 and $594,893, respectively.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At June 30, 2013, the Funds deferred, on a tax basis, post-December late-year losses of:

THE OLSTEIN FUNDS

All Cap Value Fund	$1,983,453
Strategic Fund	$19,767

The tax components of dividends paid by the Funds during the periods ended December 31, 2013 and June 30, 2013 were as follows:

	Six Months Ended	Year Ended
All Cap Value Fund	December 31, 2013	June 30, 2013
Ordinary Income	$—	$—
Long-Term Capital Gain	$—	$—
Strategic Fund
Ordinary Income	$981,620	$—
Long-Term Capital Gain	$3,421,295	$—

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2010 through June 30, 2013. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2013.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average

THE OLSTEIN FUNDS

daily net assets.  For the six months ended December 31, 2013, the All Cap Value Fund incurred investment management fees of $3,195,739, with $561,432 payable to the Investment Manager as of December 31, 2013.  For the same period, the Strategic Fund incurred management fees of $354,423, with $62,776 net payable to the Investment Manager as of December 31, 2013.  The Investment Manager receivables and payables are settled monthly.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2014 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2014	$90,126
2015	84,205
2016	60,142
2017	3,787
Total	$238,260

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which the Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the pro

THE OLSTEIN FUNDS

motion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C shares is 1.00%, per annum of the Fund’s average daily net assets of Class C shares.  The Board voted to terminate the 12b-1 Plan for the Adviser Class shares, effective October 31, 2013.  For the six months ended December 31, 2013, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $2,797,575 for Class C and for the period July 1, 2013 through October 30, 2013, $63,698 for Adviser Class shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the six months ended December 31, 2013, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $67,938 for Class A and $82,672 for Class C shares.

During the six months ended December 31, 2013, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At December 31, 2013, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Six Months Ended		Year Ended
	December 31, 2013		June 30, 2013
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	379,193	$6,731,872	363,173	$5,348,238
Shares redeemed	(1,360,055)	(23,990,715)	(4,306,576)	(61,091,750)
Net decrease	(980,862)	$(17,258,843)	(3,943,403)	$(55,743,512)

Shares Outstanding:
Beginning of period	32,082,043		36,025,446
End of period	31,101,181		32,082,043

THE OLSTEIN FUNDS

	Six Months Ended		Year Ended
	December 31, 2013		June 30, 2013
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	470,389	$9,482,171	259,268	$4,292,902
Shares redeemed	(234,041)	(4,735,803)	(481,021)	(7,932,667)
Net increase (decrease)	236,348	$4,746,368	(221,753)	$(3,639,765)

Shares Outstanding:
Beginning of period	3,781,995		4,003,748
End of period	4,018,343		3,781,995
Total Net Decrease		$(12,512,475)		$(59,383,277)

Strategic Fund
	Six Months Ended		Year Ended
	December 31, 2013		June 30, 2013
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	1,354,596	$23,006,652	1,535,091	$21,177,617
Shares reinvested	189,339	3,180,881	–	–
Shares redeemed	(212,773)	(3,580,675)	(334,570)	(4,610,770)
Net increase	1,331,160	$22,606,858	1,200,521	$16,566,847

Shares Outstanding:
Beginning of period	2,746,201		1,545,680
End of period	4,077,361		2,746,201

	Six Months Ended		Year Ended
	December 31, 2013		June 30, 2013
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	345,286	$5,618,215	200,805	$2,691,331
Shares reinvested	64,042	1,020,827	—	—
Shares redeemed	(53,089)	(848,551)	(99,940)	(1,225,634)
Net increase	356,239	$5,790,491	100,865	$1,465,697

Shares Outstanding:
Beginning of period	906,414		805,549
End of period	1,262,653		906,414
Total Net Increase		$28,397,349		$18,032,544

THE OLSTEIN FUNDS

8
Line of Credit  The All Cap Value Fund and the Strategic Fund have uncommitted lines of credit of $50 million and $10 million, respectively, with U.S. Bank, N.A. (the “Bank”), which mature on May 19, 2014, to be used for liquidity purposes. To the extent that the line is utilized, it will be collateralized by securities in the Fund’s portfolio. The interest rate on any borrowings is the Bank’s announced prime rate, which was 3.25% on December 31, 2013.  During the six months ended December 31, 2013, the Funds did not draw upon the lines of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by: (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY
CONTRACTS FOR THE OLSTEIN FUNDS

At a meeting held on September 25, 2013, the Board of Trustees of The Olstein Funds renewed, for an additional year, the investment management agreements under which Olstein Capital Management, L.P. (“the Adviser”) manages the Olstein All Cap Value Fund (“All Cap Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”).  The renewals were approved by the full

THE OLSTEIN FUNDS

Board, as well as by the Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“Independent Trustees”).  As part of the process of evaluating the renewal of the proposed investment management agreements, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information that they specifically requested in connection with the proposed renewal.  Such information included reports on each Fund’s investment performance, fees and expenses, portfolio composition, sales and redemptions along with related information about the scope and quality of services provided by the Adviser and periodic reports relating to portfolio management and compliance with each Fund’s investment policies and restrictions.  The information specifically requested by the Board in connection with the proposed renewal included special reports based on information prepared by an independent third party comparing each Fund’s investment performance with relevant benchmark indices and with that of other comparable mutual funds, and comparing each Fund’s management fee and overall expense levels with those of other comparable mutual funds.

The Independent Trustees reviewed and discussed the materials provided by management in connection with the proposed renewals of the Investment Management Agreements.  The Independent Trustees discussed their responsibilities in connection with the proposed renewal of the agreements for the All Cap Fund and the Strategic Fund (collectively, the “Funds”).  The Independent Trustees considered the following factors:  (1) the nature and quality of the services provided to the Funds by the Adviser; (2) a comparison of each Fund’s performance versus its respective benchmark indices and versus the performance of comparable funds; (3) periodic meetings with the Adviser’s portfolio managers to judge competence and determine their responsibilities; (4) the Adviser’s costs for providing the services and the profitability of the Funds’ business to the Adviser; (5) fees and expenses incurred by the Funds and their shareholders; (6) economies of scale in relation to the fee schedule; and (7) an evaluation of soft dollar benefits and any other benefits to the Adviser or the Funds as a result of the relationship between the Funds and the Adviser.

In reviewing the nature and quality of services provided by the Adviser, the Independent Trustees recognized that the Olstein investment philosophy and its “private equity market valuation” and assessment of “quality of earnings” techniques were unique and would be difficult to replace.  The Independent Trustees acknowledged that these techniques had been developed and refined

THE OLSTEIN FUNDS

by Mr. Robert Olstein over many years and that he had imparted valuable information and training to his portfolio managers and researchers that constituted an important core asset of the Adviser.  The Independent Trustees also acknowledged that the Adviser devoted significant personnel time to managing the Funds because the Funds comprise all of the Adviser’s assets under management.  The Independent Trustees further acknowledged that the portfolio management team was personally committed to the Funds through their significant personal investment in the Funds.  The Independent Trustees expressed their satisfaction with the level of information about the Funds and the Adviser that they received throughout the year.  They also noted that the information provided by the Adviser in response to their Section 15(c) information request was fulsome and helpful.  In addition to the investment management services provided by the Adviser to the Funds, the Independent Trustees noted that, among other things, the Adviser interacted with the Trustees; supervised Fund legal counsel; prepared Board materials and prospectuses; provided chief compliance officer support, overhead and other regulatory compliance assistance; conducted service provider oversight and due diligence, and assisted in public relations and distribution.  The Independent Trustees expressed their satisfaction with such services.

The Independent Trustees stated that it was critically important to them that management have high ethical standards and they were confident in the integrity of the Adviser’s principals and key personnel.  The Independent Trustees expressed appreciation for the thoroughness of the chief compliance officer’s reports received on a quarterly and annual basis and noted the absence and relative insignificance of compliance issues raised during the past many years.

Because of the importance of Fund performance to shareholders, the Independent Trustees examined the Funds’ performance against indices and appropriate peer groups.  In particular, the Independent Trustees examined the performance of the All Cap Fund (Class C) compared to a Lipper, Inc. peer group.  The data provided in the Board materials through June 30, 2013 for the All Cap Fund showed that its performance was in the following quartiles of its Lipper peer group for the most recent one-year, three-year, five-year, ten-year, and fifteen-year time period, respectively:  2nd, 3rd, 2nd, 4th, and 1st.  The Independent Trustees also reviewed the performance of the All Cap Fund through June 30, 2013 compared to the S&P 500® Index and the Russell 3000® Index.  The All Cap Fund had outperformed the S&P 500® Index for the one-year, five-year, fifteen-year and “since inception” time periods.  However, for the remaining time periods, the All Cap Fund had underper-

THE OLSTEIN FUNDS

formed such index.  The All Cap Fund had also outperformed the Russell 3000® Index for the one-year, fifteen-year and “since inception” time periods.  However, for the remaining time periods, the All Cap Fund level had underperformed such index.

The Independent Trustees also examined the All Cap Fund’s performance against a peer group (Large-Cap Blend) selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, Inc. the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the All Cap Fund at June 30, 2013 was in the 1st quartile, 3rd quartile, 1st quartile, 3rd quartile, and first quartile of performance for the one-year, three-year, five-year, ten-year, and fifteen-year time period, respectively.

The Independent Trustees noted that relative performance for the All Cap Fund had improved over the performance results of a year ago.  The Independent Trustees noted that the results for the last year and for the 15-year time period were particularly strong – even more so in light of the fact that, based on risk-adjusted investment information provided by management of the Funds, the excellent results were not obtained at the expense of undertaking substantial additional risk.  The Independent Trustees found the overall performance of the All Cap Fund to be better than median, and thus, satisfactory, but they expressed some continuing disappointment with the performance of the All Cap Fund for the ten-year time period.  Nonetheless, the Independent Trustees were impressed with the Adviser’s dedication to its investment management style and practice.  The Trustees also observed that the subpar performance of the All Cap Fund during the time period from June 2007 to January 2009 resulted primarily from the All Cap Fund’s overweighting, relative to peers and indices, of financial sector stocks (the performances of which were particularly weak during such time period) and underweighting, relative to peers and indices, of energy and commodity-related stocks.

The Trustees learned from the Adviser in a prior meeting that the All Cap Fund’s relative underweighting of a single security (Apple Computer) relative to peers had a large adverse effect on relative performance due to the spectacular performance of the Apple common stock during the several years ended June 30, 2012.

The Independent Trustees also reviewed the performance through June 30, 2013 of the Strategic Fund (Class C) compared to a Lipper, Inc. peer group.  The Strategic Fund had performance which was in the 1st quartile of the Lipper peer group in the one-year, three-year, and five-year time periods.  The

THE OLSTEIN FUNDS

Independent Trustees also reviewed such Fund’s performance through June 30, 2013 compared to the S&P 500® Index and Russell 2500® Index.  The Strategic Fund (Class A shares and Class C shares) had outperformed the S&P 500® Index for the one-year, three-year, five-year, and “since inception” time periods.  The Independent Trustees also examined the Strategic Fund against a peer group (Small Cap Blend) selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, Inc., the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the Strategic Fund at June 30, 2013 was in the 1st quartile for each of the one-year, three-year, and five-year time periods.

The Independent Trustees concluded that the performance of the Strategic Fund was excellent.  The Independent Trustees lauded the fact that the portfolio managers had consistently applied the Fund’s investment style and mandate since inception and were thus very satisfied with the performance results.

The Independent Trustees then considered the Funds’ costs.  Prior to the Board meeting, they had reviewed a comparison of expenses and investment advisory fees which showed that the All Cap Fund’s expense ratios for each class were both in the highest quartile of such Fund’s Lipper, Inc. category.  The Trustees also noted that the Fund’s 1.00% advisory fee was in the highest quartile of its Lipper, Inc. category.  The Adviser stated that it had no plans to limit expenses or waive any fee for the All Cap Fund at the current asset level.  The Independent Trustees acknowledged that the expense ratios and advisory fees were very high.  However, they noted that a contributing factor to the high expense ratio for the Class C shares was the high 12b-1 fee which the All Cap Fund had to charge to get competitive distribution opportunities and that the Independent Trustees believed that such fees helped shareholders in the long run.  Apropos of this observation, the Independent Trustees noted that the expense ratio for the Adviser Class shares was closer to the Lipper, Inc. average expense ratio due to its lower 12b-1 fee and was more comparable to other funds without Class C shares.

Because the Adviser obtains economies of scale with larger amounts of assets under management, the Trustees examined the current break points in the fee schedule for the All Cap Fund.  The Trustees expressed satisfaction with the current break points and hoped that shareholders would be able to benefit from such break points if the All Cap Fund could achieve the necessary scale.

The Lipper comparison of expenses and investment advisory fees for the Strategic Fund showed that the total expense ratios of the Class C shares and Class A shares, after contractual fee waivers, were in the fourth (highest) quar-

THE OLSTEIN FUNDS

tile and the third quartile, respectively, of such Fund’s Lipper, Inc. category.  The Trustees also noted that the Strategic Fund’s 1.00% advisory fee was also in the highest quartile of its Lipper category.  Nonetheless, the Trustees believed that the fee was appropriate.  Moreover, during the Board discussion, the Adviser agreed to limit expenses and waive fees on the same terms as are currently in existence through October 28, 2014.

The Independent Trustees reviewed the Adviser’s audited financial statements and considered the Adviser’s profitability for the last three years.  The Adviser’s Section 15(c) materials reported the many steps taken to preserve profitability and the Adviser’s continuing ability to provide the level of services required by the Funds.  The Independent Trustees expressed appreciation for the Adviser’s actions to preserve its ability to deliver appropriate services in a challenging economic environment.

Several of the Independent Trustees expressed the belief that the unique services provided by the Adviser, the integrity of the Adviser, and the excellent fifteen-year performance of the Adviser warranted an above median fee, and as a result, the Independent Trustees considered the fees and expenses of both Funds to be reasonable.

The Independent Trustees considered and discussed separately with the Funds’ Chief Compliance Officer the soft dollar benefits that accrue to the Adviser from its relationships with the Funds and were satisfied with the results of such discussions.

The Independent Trustees also considered the fall out or ancillary benefits to the Adviser including the Adviser’s receipt of compensation in connection with its distribution and sales efforts; receipt of economic and fundamental research reports through soft dollar arrangements; receipt of proprietary research products and reports from broker-dealers as a benefit to best execution trading relationships with broker-dealers; and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

Based on the foregoing factors, after deliberation, and after considering the long, historical relationship between the Adviser and the Funds, the Independent Trustees concluded that the management fees paid by the All Cap Fund and the Strategic Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and each Fund’s current and reasonably anticipated asset levels and that the management agreements for both Funds should be approved and renewed for an additional year.

THE OLSTEIN FUNDS

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PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO
WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?

What we do
How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.

How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account

Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Semi-Annual Report.

THE OLSTEIN FUNDS

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Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Independent Registered Public Accounting Firm
Cohen Fund Audit Services
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.
(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date     March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date     March 6, 2014

By (Signature and Title)                      /s/Michael Luper
Michael Luper, Treasurer

Date     March 6, 2014